UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

August 13, 2008

BENDA PHARMACEUTICAL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-16397	Sunny New World Tower, 25th Floor No. 231 Xinhua Road Wuhan, Hubei Province, PRC	41-2185030
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

+86 (27) 5953-8563
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on August 13, 2008, the board of directors appointed Mr. George Zhou as the Company’s Chief Operating Officer.

Dr. George (Guoqing) Zhou, Ph.D.

Dr. George Zhou was appointed as our Chief Operating Officer on August 13, 2008. Prior to joining the Company, from June 2007 to July 2008, Mr. Zhou served as Partner and managing director of Eos Funds, a consulting and direct investment for Chinese companies to list in the US and Canadian public.

From June 2004 to May 2007, Mr. Zhou served as Co-founder, President, CEO, and Board Director of Red Mountain Pharmaceuticals Ltd., currently called Abepharma Ltd., a British Virgin Island Company with 19 subsidiaries, 1800 employees and has pharmaceutical manufacture, wholesale and retail (about 300 pharmacy chain stores) operations in Chifeng city, Inner Mongolia, China.

From June 2004 to December 2006, Mr. Zhou also served as Co-founder, CEO and Chairman of Board of Red Mountain Pharmaceutical (China), Inc., the subsidiary of Abepharma Ltd.

From June 2004 to December 2006, Mr. Zhou served as Co-founder, CEO, and then Chairman of the Board of Kangjian Pharmaceutical Co. Ltd. which acquired Chifeng Medical Group, the state owned enterprise (SOE) with about 3000 employees, 50 subsidiaries, including pharmaceutical manufacture, wholesales and over 300 retail stores, medical devices, hospitals and clinics, hotels, real estates, farms, restaurants. Mr. Zhou helped to successfully transform the company into a private corporation; re-structured part of its assets and businesses as Red Mountain Pharmaceuticals (China). Inc.; introduced US investors to the corporation; and set Western standard management schedules, including US GAAP Audit.

Prior to entering the pharmaceutical industry, Mr. Zhou was a post-doctoral fellow in molecular biology at the University of Victoria, Canada, and received a Ph.D. in molecular biology from Umea University, Sweden. He received his Masters degree in Genetics at Southwest University, China. He was an associate professor from August of 1996 to 1998 at Chongqing University, China.

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BENDA PHARMACEUTICAL, INC.

Date: August 18, 2008	By:	/s/ Yiqing Wan
Yiqing Wan President